UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2018

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GRAN TIERRA ENERGY INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-34018	98-0479924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 900, 520-3 Avenue SW Calgary, Alberta, Canada T2P 0R3
(Address of Principal Executive Offices) (Zip Code)

(403) 265-3221
(Registrant’s Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

Gran Tierra Energy Inc. (“Gran Tierra”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) on May 2, 2018, in Calgary, Alberta, Canada. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of (1) the number of votes for, against or abstaining for each director, (2) the number of votes for, against or abstaining for each other matter, and (3) the number of broker non-votes with respect to each matter. A more complete description of each matter is set forth in Gran Tierra’s definitive proxy statement filed with the Securities and Exchange Commission on March 21, 2018 (the “Proxy Statement”).

Proposal 1 – Election of Directors

Gran Tierra’s stockholders duly elected each of the nominees proposed by Gran Tierra to serve until Gran Tierra’s 2019 Annual Meeting of Stockholders or until their respective successor has been duly elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non- Votes
Gary S. Guidry	251,999,810	2,871,037	102,320	40,955,145
Peter Dey	234,580,058	20,225,933	167,176	40,955,145
Evan Hazell	252,083,779	2,736,822	152,566	40,955,145
Robert B. Hodgins	237,499,122	17,331,323	142,722	40,955,145
Ronald Royal	252,029,571	2,787,933	155,663	40,955,145
Sondra Scott	240,203,256	14,551,869	218,042	40,955,145
David P. Smith	252,073,934	2,737,113	162,120	40,955,145
Brooke Wade	240,119,610	14,697,548	156,009	40,955,145

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

Gran Tierra’s stockholders ratified the selection of KPMG LLP as the independent registered public accounting firm of Gran Tierra for 2018. The tabulation of votes on this matter was as follows:

Shares voted for:	293,584,187
Shares voted against:	2,227,204
Shares abstaining:	116,921
Broker non-votes:	0

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Proposal 3 – Approval of Named Executive Officer Compensation

Gran Tierra’s stockholders approved, on an advisory basis, the compensation of Gran Tierra’s named executive officers, as disclosed in the Proxy Statement. The tabulation of votes on this matter was as follows:

Shares voted for:	239,450,925
Shares voted against:	14,316,273
Shares abstaining:	1,205,969
Broker non-votes:	40,995,145

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2018	GRAN TIERRA ENERGY INC.

	By:	/s/ Gary S. Guidry
		Name:	Gary S. Guidry
		Title:	President & Chief Executive Officer

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